UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Arrow Financial Corporation (the "Company") held its 2013 Annual Meeting of Shareholders on May 1, 2013. As of the record date, March 4, 2013, there were 12,141,799 shares of the Company's common stock outstanding and entitled to vote. The holders of 9,230,207 shares of common stock, 76.0% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, and this amount represented a quorum. The proposals are described in detail in the Company's Proxy Statement file with the Securities and Exchange Commission on March 20, 2013. At the 2013 Annual Meeting, our shareholders elected four Class C director nominees with terms expiring in 2016 to the Board of Directors, one Class A director nominee with a term expiring 2014 to the Board of Directors, approved the Arrow Financial Corporation 2013 Long-Term Incentive Plan, approved the Arrow Financial Corporation 2013 Directors' Stock Plan, and ratified the selection of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2013.

The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

1: The election of four (4) directors to Class C for a term of three (3) years and one (1) director to Class A for a term of one (1) year or until their successors shall have been elected and qualified.

Class C Director Nominees	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Gary C. Dake	5,873,863	617,959	—	2,738,385
Mary-Elizabeth T. Fitzgerald	6,354,459	137,363	—	2,738,385
Thomas L. Hoy	6,270,141	221,681	—	2,738,385
Colin L. Read, PhD	6,388,168	103,654	—	2,738,385

Class A Director Nominee	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Thomas J. Murphy, CPA	6,384,505	107,317	—	2,738,385

2: The approval of the Arrow Financial Corporation 2013 Long-Term Incentive Plan.

Common Stock Voted On:	Votes For	Votes Against	Abstain	Broker Non-Votes
2013 Long-Term Incentive Plan	5,972,665	411,736	107,421	2,738,385

3: The approval of the Arrow Financial Corporation 2013 Directors' Stock Plan.

Common Stock Voted On:	Votes For	Votes Against	Abstain	Broker Non-Votes
2013 Directors' Stock Plan	5,929,462	424,018	138,342	2,738,385

4: The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company's independent auditor for the fiscal year ending December 31, 2013.

Common Stock Voted On:	Votes For	Votes Against	Abstain
KPMG LLP	9,113,962	27,999	88,246

Item 8.01 - Other Events.

On May 1, 2013, the Board of Directors of the Company declared a quarterly cash dividend of $.25 per share payable June 14, 2013 to shareholders of record June 3, 2013. The press release addressing the declaration of dividend is attached to this Current Report on Form 8-K as Exhibit 99.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99	Press Release, dated May 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	May 3, 2013	By:	/s/ Terry R. Goodemote
Terry R. Goodemote, Executive Vice President, Treasurer and Chief Financial Officer

Exhibit Number	Description
99	Press Release, dated May 1, 2013